UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021 (May 10, 2021)

BOSTON SCIENTIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:(508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01  Entry into a Material Definitive Agreement.

Revolving Credit Agreement

On May 10, 2021, Boston Scientific Corporation (the “Company”) entered into a $2.750 billion revolving credit agreement (the “2021 Revolving Credit Agreement”) by and among the Company, as borrower, the several lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent. The Company may borrow from time to time up to $2,750,000,000 in revolving credit loans under the 2021 Revolving Credit Agreement. The 2021 Revolving Credit Agreement matures on May 10, 2026, with one-year extension options subject to certain conditions, including certain lender approvals. Capitalized terms used but not defined herein shall have the respective meanings set forth in the 2021 Revolving Credit Agreement.

Loans under the 2021 Revolving Credit Agreement will bear interest at (a) the Eurocurrency Rate determined for the interest period plus the applicable margin based on the credit rating of the Company for its long term senior unsecured debt (its “Credit Rating”) for Eurodollar Loans, (b) Alternate Base Rate (“ABR”) plus the applicable margin based on the Credit Rating for ABR Loans, (c) the Eurocurrency Rate plus the applicable margin based on the Credit Rating for Multicurrency Loans, and (d) as determined by the lender for Competitive Advance Facility (“CAF”) Advances. In addition, the Company will pay a facility fee based on the Company’s Credit Rating and the total amount of revolving credit commitments (generally irrespective of usage) under the 2021 Revolving Credit Agreement.

The 2021 Revolving Credit Agreement contains customary representations, warranties, and covenants. The 2021 Revolving Credit Agreement also contains customary events of default, which may result in the acceleration of any outstanding commitments.

The 2021 Revolving Credit Agreement requires that the Company maintain a Maximum Leverage Ratio of 4.25x for the fiscal quarter ended June 30, 2021, 4.00x for the fiscal quarter ended September 30, 2021, and 3.75x thereafter; provided that for the four consecutive fiscal quarters ended immediately following the consummation of a Qualified Acquisition (any other transaction for which the consideration exceeds $1,000,000,000 and for which the Company notifies the administrative agent that such transaction is a Qualified Acquisition under the 2021 Revolving Credit Agreement), the Maximum Leverage Ratio shall be 4.75x, and shall be decreased to 4.50x, 4.25x, 4.00x, for the next three fiscal quarter-ends after such four fiscal quarter-ends, respectively, and then to 3.75x for each fiscal quarter-end thereafter. The Company is permitted to exclude from Consolidated EBITDA, among other things, (i) any Non-Cash Charges, (ii) any Cash Litigation Payments provided that the aggregate amount of such Cash Litigation Payments since March 31, 2021 shall not exceed $1,000,000,000 plus all Accrued Legal Liabilities as set forth in the financial statements of the Borrower for the period ended March 31, 2021, and (iii) any cash and non-cash charges with respect to restructurings, plant closings, staff reductions, distributor network optimization initiatives, distribution technology optimization initiatives or other similar charges, provided that the aggregate amount of all such charges shall not exceed $500,000,000 since March 31, 2021.

A copy of the 2021 Revolving Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the 2021 Revolving Credit Agreement is qualified in its entirety by reference to the full text of the 2021 Revolving Credit Agreement.

Item 1.02  Termination of a Material Definitive Agreement.

In connection with the entry into the 2021 Revolving Credit Agreement, on May 10, 2021, the Company terminated a prior revolving credit agreement, dated as of December 19, 2018, as amended by that certain First Amendment, dated as of April 21, 2020, and that certain Second Amendment, dated as of May 28, 2020, by and among the Company, as borrower, the several lenders party thereto, Bank of America, N.A., as syndication agent and Wells Fargo Bank, National Association, as administrative agent (the “2018 Revolving Credit Agreement”).

For more information regarding the 2018 Revolving Credit Agreement, see (i) “Item 1.01. Entry into a Material Definitive Agreement—Revolving Credit Agreement” in the Company’s Form 8-K filed with the Securities and Exchange Commission on December 21, 2018, which includes a copy of the 2018 Revolving Credit Agreement as Exhibit 10.1, (ii) “Item 1.01. Entry into a Material Definitive Agreement—Amendment to Revolving Credit Agreement” in the Company’s Form 8-K filed with the Securities and Exchange Commission on April 21, 2020, which includes a copy of the First Amendment as Exhibit 10.3, and (iii) “Item 1.01. Entry into a Material Definitive Agreement—Amendment to Revolving Credit Agreement” in the Company’s Form 8-K filed with the Securities and Exchange Commission on May 29, 2020, which includes a copy of the Second Amendment as Exhibit 10.2. Such descriptions and exhibits are incorporated in this Item 1.02 by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

With respect to the Revolving Credit Agreement, the information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

Exhibit 10.1	Credit Agreement, dated as of May 10, 2021, by and among Boston Scientific Corporation, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel